SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  July 15, 1997


                          IWERKS ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware             0-22558               95-4439361
(State or Other Jurisdiction(Commission            (IRS Employer
     of Incorporation)     File Number)         Identification No.)


                           4540 West Valerio Street
                        Burbank, California  91505-1045
                   (Address of Principal Executive Offices)

                                (818) 841-7766
                        (Registrant's Telephone Number)

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ITEM 5.  OTHER EVENTS

     The Registrant and U.S. Stock Transfer Corporation (the "Rights
Agent") entered into a Rights Agreement Amendment dated as of July 15, 1997 (the "Amendment") to that certain Rights Agreement dated as of May
22, 1995 (the "Rights Agreement") between the Registrant and the Rights Agent. The Amendment provides that no Person (as defined in the Rights Agreement) shall become an Acquiring Person (as defined in the Amendment) as a result of entering into, performing the terms of, or consummating the transactions contemplated by (i) that certain Agreement and Plan of Reorganization dated August 4, 1997 (the "Merger Agreement"), among IWK-1 Merger Corporation, a wholly-owned subsidiary of the Registrant, Showscan Entertainment Inc. and the Registrant, or (ii) those certain Stockholder Support Agreements (the "Stockholder Support Agreements") pursuant to which certain stockholders of Iwerks have granted to Showscan Entertainment Inc. an irrevocable proxy to vote their shares in favor of the Merger at a forthcoming meeting of Iwerks' stockholders. The Amendment also provides that funds and other advisory accounts managed by Heartland Advisors, Inc. ("Heartland Advisors Inc.")
shall not constitute an Acquiring Person so long as its aggregate beneficial ownership of Common Stock of the Registrant does not exceed 25% of the Common Stock then outstanding.

     The Amendment further provides that a Distribution Date (as defined in the Rights Agreement) shall not be deemed to have occurred solely as a result of (i) the approval, execution and delivery of the Merger Agreement or the Stockholder Support Agreements, or (ii) the consummation of the Merger (as defined in the Merger Agreement) or the performance of the terms of the Stockholder Support Agreements, or (iii) the acquisition by Heartland Advisors, Inc. of Beneficial Ownership of Common Stock in an amount less than or equal to 25% of the then outstanding Common Stock.

     Except as expressly amended by the Amendment, the Rights Agreement remains in full force and effect in accordance with its terms. A copy of the Amendment is filed as Exhibit 4.1 and is incorporated herein by this reference.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 6, 1997                   IWERKS ENTERTAINMENT, INC.



                              By:   /S/ BRUCE C. HINCKLEY

                                  --------------------------------------------
                                   Bruce C. Hinckley
                                   Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBITS                                                            PAGE NUMBER
--------                                                            -----------

4.1       Rights Agreement Amendment dated as of July 15,
          1997, between Iwerks Entertainment, Inc. and U.S.
          Stock Transfer Corporation